UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2014

RESTORGENEX CORPORATION

NEVADA	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East

6th Floor

Los Angeles, California 90067

(Address of principal executive offices)

(310) 526-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 10, 2014, RestorGenex Corporation, a Nevada corporation (the “Company”), closed the fifth and final round in the aggregate sum of $200,000 of a private placement (the “Private Placement”) pursuant to those certain Subscription Agreements (the “Subscription Agreements”), dated as of July 10, 2014, the Company entered into with each of the accredited investors identified therein (each, an “Investor” and collectively, the “Investors”). At the closing, the Company issued (i) 50,000 shares of the Company’s common stock (“Common Stock”), and (ii) warrants (“Warrants”) to purchase a total 15,000 shares of Common Stock. The purchasers of Common Stock received warrants to purchase three shares of Common Stock for every ten shares of Common Stock such Investors purchased in the Private Placement. The purchase price of each share of Common Stock was $4.00. The aggregate purchase price of the securities sold in the Private Placement was $200,000. In connection with the Private Placement, the Company paid to Maxim Group LLC (the “Placement Agent”) commissions of $20,000. Additionally, the Company issued to the Placement Agent Warrants (the “Placement Agent Warrants”) to purchase 5,000 shares of Common Stock. The offer and sale of the foregoing securities under the Subscription Agreements was not a “public offering” as referred to in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and was intended meet the requirements to qualify for exemption under Rule 506(b) of Regulation D promulgated under the Securities Act.

The aggregate sum of the Company’s five closings in this Private Placement is $35,582,740.

Warrants

The Warrants are exercisable in whole or in part, at an initial exercise price per share of $4.80, and may be exercised in a cashless exercise if the Company does not have an effective registration statement covering the resale of the shares underlying the Warrants at the time of exercise. The exercise price and number of shares of Common Stock issuable under the Warrants are subject to adjustments for stock dividends, splits, combinations and similar events. The Warrants may be exercised at any time upon the election of the holder beginning on the date of issuance and ending on the fourth anniversary of the date of issuance.

Registration Rights Agreement

The Company also entered into Registration Rights Agreements (the “Registration Rights Agreements”) with the Investors, which sets forth the rights of the Investors to have their shares of Common Stock purchased in the Private Placement and the shares of Common Stock issuable upon the exercise of the Warrants registered with the Securities and Exchange Commission (the “SEC”) for public resale under the Securities Act. Pursuant to the Registration Rights Agreements, the Company is required to file a registration statement with the SEC (the “Registration Statement”) within 30 days of the closing of the final closing of Private Placement registering the total number of shares of Common Stock purchased in the Private Placement, the Placement Agent Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants. The Company will be required to have the Registration Statement declared effective within 120 days after final closing of the Private Placement. The Company will also be required to maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the registrable securities covered by the Registration Rights Agreement have been sold; or (ii) transferred in a manner that they may be resold without subsequent registration under the Securities Act.

Transaction Documents

The Subscription Agreement, the Registration Rights Agreement and the Warrants contain ordinary and customary provisions for agreements of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable. The foregoing descriptions of the Subscription Agreement, the Warrants and the Registration Rights Agreement do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the form of the Subscription Agreement, the form of Warrant and the form of Registration Rights Agreement which were filed as Exhibits 10.1, 4.1, and 10.2, respectively, to the Current Report on Form 8-K with respect to the initial round of the Private Placement filed on April 29, 2014 and are incorporated herein by reference.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

On July 10, 2014, the Company issued and sold an aggregate of 50,000 shares of Common Stock, and Warrants to purchase an aggregate of 15,000 shares of Common Stock for an aggregate purchase price of $200,000 in cash. Additionally, the Company issued the Placement Agent Warrants to purchase 5,000 shares of Common Stock.

The Investors in the Private Placement represented in writing that they were accredited investors and acquired the securities for their own accounts for investment purposes. A legend will be placed on the Common Stock certificates, the Warrants, and on the Common Stock issuable upon the exercise of the Warrants stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant issued to the Investors under the Subscription Agreement by and among RestorGenex Corporation and such Investors (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2014).

10.1	Form of Subscription Agreement by and among RestorGenex Corporation and the Investors thereunder (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2014).

10.2	Form of Registration Rights Agreement entered into by and among RestorGenex Corporation and the Investors under the Subscription Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2014).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2014	RESTORGENEX CORPORATION By: /s/ Stephen M. Simes Stephen M. Simes, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant issued to the Investors under the Subscription Agreement by and among RestorGenex Corporation and such Investors (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2014).

10.1	Form of Subscription Agreement by and among RestorGenex Corporation and the Investors thereunder (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2014).

10.2	Form of Registration Rights Agreement entered into by and among RestorGenex Corporation and the Investors under the Subscription Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 29, 2014).

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